Summary Prospectus November 1, 2014, as supplemented September 2, 2015

JPMorgan U.S. Large Cap Core Plus Fund

Class/Ticker:     A/JLCAX     C/JLPCX     Select/JLPSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 95 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.26	1.25	1.22
Dividend Expenses on Short Sales	0.85	0.85	0.85
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	0.16	0.15	0.12
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	2.32	2.81	2.03
Fee Waivers and Expense Reimbursements[1,3]	(0.21)	(0.20)	(0.18)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,3]	2.11	2.61	1.85

1	As of September 1, 2015, the Fund’s advisory fee was reduced; therefore, the Management Fees, Total Annual Fund Operating Expenses, Fee Waivers and Expense Reimbursements and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements have been restated to reflect the current fees.
2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.
3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest expenses related to short sales (beginning 11/1/15), interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.99%, respectively, of their average daily net assets. This waiver is in effect through 10/31/16, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 10/31/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	728	1,192	1,682	3,026
CLASS C SHARES ($)	364	852	1,466	3,123
SELECT CLASS SHARES ($)	188	619	1,077	2,344

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	728	1,192	1,682	3,026
CLASS C SHARES ($)	264	852	1,466	3,123
SELECT CLASS SHARES ($)	188	619	1,077	2,344

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 122% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities. As of the reconstitution of the Russell 1000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $545 billion. As of the reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities held long (or appreciating prices of securities held short).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and the life of the Fund. The table compares that performance to the S&P 500 Index and the Lipper Alternative Active Extension Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.90%
Worst Quarter	4th quarter, 2008	–20.28%

The Fund’s year-to-date total return through 9/30/14 was 8.47%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/1/05)
SELECT CLASS SHARES
Return Before Taxes	36.88%	19.31%	10.75%
Return After Taxes on Distributions	34.14	18.58	10.13
Return After Taxes on Distributions and Sale of Fund Shares	22.96	15.79	8.73
CLASS A SHARES
Return Before Taxes	29.36	17.74	9.74
CLASS C SHARES
Return Before Taxes	34.80	18.41	9.92
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.63
LIPPER ALTERNATIVE ACTIVE EXTENSION FUNDS AVERAGE
(Reflects No Deduction for Taxes)	33.96	16.86	N/A

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2005	Managing Director
Susan Bao	2005	Managing Director

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group retirement plans, fee-based advisory programs, college savings plans and J.P. Morgan Funds can continue to purchase shares as described in “Purchasing Fund Shares — What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” of the prospectus.

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-USLCCP-ACS-1114-4

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